AMENDMENT NO. 1 to COMPANY SUPPORT AGREEMENT This Amendment No. 1 to the Company Support Agreement (this “Amendment”), is entered into as of December 20, 2023, by and among Abacus Life, Inc., a Delaware corporation formerly known as East Resources Acquisition Company (“Abacus Life”), Longevity Market Assets, LLC (“LMA”), Abacus Settlements, LLC (“Abacus Settlements”), each of the individuals identified as Original LMA Members on the signature pages hereto (the “Original LMA Members”), and each of the individuals identified as Original Abacus Members on the signature page hereto (the “Original Abacus Members”, and together with Abacus Life, LMA, Abacus Settlements, the Original LMA Members and the Original Abacus Members, the “Parties”). WHEREAS, each of the Parties entered into that certain Company Support Agreement, dated August 30, 2022 (the “Agreement”); WHEREAS, the Parties desire to amend the Agreement in certain respects to reflect the original intent of the parties thereto and to correct a scrivener’s error; NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree that the Agreement, effective as of August 30, 2022, is hereby amended as follows: 1. Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following: “Each Member hereby agrees that such Member shall not Transfer (i) any Phase I Lock-up Shares until the date that is 12 months after the Closing Date and (ii) any Phase II Lock-up Shares until the date that is 24 months after the Closing Date. For purposes of this Agreement, (x) “Phase I Lock-up Shares” means, with respect to each Member, 15% of the shares of Parent’s Class A common stock, par value $0.0001 per share (“Parent Common Stock”), received by such Member in connection with the Closing, and (y) “Phase II Lock-up Shares” means, with respect to each Member, 85% of the shares of Parent Common Stock received by such Member in connection with the Closing.” 2. Effect of this Amendment; Definitions. Except as specifically amended hereby, the Agreement, as modified by this Amendment, shall remain in full force and effect, and this Amendment and the Agreement shall be read, taken and construed as one and the same instrument. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to them in, or by reference in, the Agreement. DocuSign Envelope ID: 3DA134BA-1B2A-4AFA-8C3D-F12674956229

3. Governing Law. This Amendment shall be governed by and construed in accordance with Section 20 of the Agreement. 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. * * * DocuSign Envelope ID: 3DA134BA-1B2A-4AFA-8C3D-F12674956229

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed on its behalf by an officer thereunto duly authorized, all as of the day and year first above written. ABACUS LIFE, INC. (f/k/a East Resources Acquisition Company) _____________________________ Name: Jay Jackson Title: Chief Executive Officer LONGEVITY MARKET ASSETS, LLC _____________________________ Name: Jay Jackson Title: Chief Executive Officer ABACUS SETTLEMENTS, LLC _____________________________ Name: Jay Jackson Title: Chief Executive Officer DocuSign Envelope ID: 3DA134BA-1B2A-4AFA-8C3D-F12674956229

ORIGINAL ABACUS MEMBERS: _____________________________ By: T. Sean McNealy _____________________________ By: K. Scott Kirby _____________________________ By: Matthew A. Ganovsky ORIGINAL LMA MEMBERS: _____________________________ By: T. Sean McNealy _____________________________ By: K. Scott Kirby _____________________________ By: Matthew A. Ganovsky _____________________________ By: Jay Jackson 135691070v.3 DocuSign Envelope ID: 3DA134BA-1B2A-4AFA-8C3D-F12674956229